UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21549
                                                    -----------

                         Energy Income and Growth Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                                187 Danbury Road
                                Wilton, CT 06897
          -----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2014
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2014

                                  FIRST TRUST
                                     ENERGY
                               INCOME AND GROWTH
                                      FUND
                                     (FEN)

                                      EIP
                          Energy Income Partners, LLC
                          ---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2014

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statements of Changes in Net Assets.......................................... 11
Statement of Cash Flows...................................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Report of Independent Registered Public Accounting Firm...................... 20
Additional Information....................................................... 21
Board of Trustees and Officers............................................... 26
Privacy Policy............................................................... 28


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Energy Income and Growth Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the 12 months ended November 30, 2014. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 16.86% in the time covered by this report. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust is pleased to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
"AT A GLANCE"
AS OF NOVEMBER 30, 2014 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on NYSE MKT                                                FEN
Common Share Price                                             $35.47
Common Share Net Asset Value ("NAV")                           $38.08
Premium (Discount) to NAV                                       (6.85)%
Net Assets Applicable to Common Shares                   $737,134,577
Current Quarterly Distribution per Common Share (1)           $0.5450
Current Annualized Distribution per Common Share              $2.1800
Current Distribution Rate on Closing Common Share Price (2)      6.15%
Current Distribution Rate on NAV (2)                             5.72%
----------------------------------------------------------------------


-----------------------------------------------------
   COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------------
           Common Share Price    NAV
11/13      $32.38                $32.92
            31.31                 32.24
            31.09                 31.90
            30.85                 32.59
12/13       32.15                 33.25
            31.39                 33.13
            31.44                 32.92
            32.00                 33.00
            31.57                 32.80
1/14        32.16                 33.22
            32.29                 33.51
            32.65                 33.88
            32.14                 33.54
2/14        32.17                 33.64
            32.38                 33.81
            32.39                 33.71
            31.84                 33.62
3/14        32.64                 34.07
            32.69                 34.84
            32.99                 34.97
            33.30                 35.51
4/14        32.89                 34.89
            33.90                 35.71
            33.90                 35.79
            34.52                 36.14
            34.68                 36.37
5/14        35.02                 36.52
            35.53                 37.13
            35.40                 36.81
            35.56                 37.27
6/14        36.24                 38.29
            35.77                 38.07
            35.85                 37.96
            36.43                 38.23
7/14        36.45                 37.92
            35.47                 36.51
            35.44                 36.67
            37.54                 38.90
            37.20                 39.07
8/14        38.13                 39.74
            37.65                 39.64
            36.78                 38.80
            36.75                 39.59
9/14        36.17                 38.74
            35.75                 38.57
            32.65                 36.26
            34.24                 37.00
10/14       35.27                 37.71
            35.74                 38.06
            35.51                 38.45
            35.52                 38.39
            37.59                 39.46
11/14       35.47                 38.08
-----------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                  ------------------------------------------------------
                                                                                                             Inception
                                               1 Year Ended       5 Years Ended       10 Years Ended        (6/24/2004)
                                                11/30/2014         11/30/2014           11/30/2014         to 11/30/2014
Fund Performance (3)
NAV                                               23.06%             21.41%               13.47%               14.25%
Market Value                                      16.57%             17.35%               12.26%               12.98%

Index Performance
S&P 500(R) Index                                  16.86%             15.96%                8.06%                8.09%
Barclays Capital U.S. Credit Index
   of Corporate Bonds                              7.25%              6.04%                5.60%                5.79%
Alerian MLP Total Return Index                    12.87%             19.63%               14.74%               16.15%
Wells Fargo Midstream MLP Total Return Index      21.57%             23.63%               16.43%               17.77%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                                                % OF TOTAL
INDUSTRY CLASSIFICATION                        INVESTMENTS
------------------------------------------------------------
Pipelines                                         72.4%
Electric Power                                     7.7
Coal                                               5.1
Propane                                            4.6
Natural Gas Utility                                4.2
Gathering & Processing                             2.4
Marine Transportation                              2.4
Other                                              1.2
------------------------------------------------------------
                                       Total     100.0%
                                                 ======


------------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
------------------------------------------------------------
Kinder Morgan, Inc.                               14.5%
Magellan Midstream Partners, L.P.                  8.1
Enterprise Products Partners, L.P.                 6.8
Plains All American Pipeline, L.P.                 4.3
Enbridge Energy Partners, L.P.                     4.3
Energy Transfer Equity, L.P.                       4.0
Williams (The) Cos., Inc.                          3.6
Alliance Resource Partners, L.P.                   3.5
Energy Transfer Partners, L.P.                     3.1
ONEOK Partners, L.P.                               2.7
------------------------------------------------------------
                                       Total      54.9%
                                                 ======


(1) Most recent distribution paid or declared through 11/30/2014. Subject to change in the future. The distribution was increased subsequent to 11/30/14; see Note 10 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2014


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), located in Westport, CT, serves as the investment sub-advisor to the First Trust Energy Income and Growth Fund ("FEN" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities and Canadian income equities. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $5.9 billion of assets as of November 30, 2014. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also serves as an advisor to separately managed accounts for individuals and institutions and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, an actively managed exchange traded fund (ETF), a sleeve of an actively managed ETF and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC
EVA PAO - PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST ENERGY INCOME AND GROWTH FUND

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in cash-generating securities of energy companies, with a focus on investing in publicly traded MLPs and related public entities in the energy sector, which EIP believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Total Return Index ("WCHWMIDT") (the average of AMZX and WCHWMIDT referred to as the "MLP Benchmark"), the total return for energy-related MLPs over the year ended November 30, 2014, was 12.87% and 21.57%, respectively. For AMZX, this return reflects a positive 5.9% from distribution payments, while the remaining return is due to share appreciation. For WCHWMIDT, this return reflects a positive 5.5% from distribution payments, while the remaining return is due to share appreciation. These figures are according to data collected from several sources, including the MLP Benchmark and Bloomberg. While in the short term market share appreciation can be volatile, the Sub-Advisor believes that over the long term, such share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged 7.3% over the last 10 years. The cash distributions of MLPs increased by about 3.5% over the last 12 months (Source: Alerian Capital Management).

PERFORMANCE ANALYSIS

For the year ended November 30, 2014, on a net asset value ("NAV") basis, the Fund provided a total return(1) of 23.06%, including the reinvestment of dividends. This compares, according to collected data, to a total return of 16.86% for the S&P 500(R) Index, 7.25% for the Barclays Capital U.S. Credit Index of Corporate Bonds, 12.87% for AMZX, and 21.57% for WCHWMIDT. Unlike the Fund, the indices do not incur fees and expenses. For the year ended November 30, 2014, on a market value basis, the Fund had a total return of 16.57%, including the reinvestment of dividends.

As of November 30, 2014, the Fund was priced at $35.47, while the NAV was $38.08, a discount of 6.85%. On November 30, 2013, the Fund's market price was $32.38, while the NAV was $32.93, a discount of 1.67%.


(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2014

The Fund increased its dividend four times during the period. The Fund raised the distribution to $0.53 in January 2014, $.0535 in April 2014, $0.54 in July 2014 and $0.545 in October 2014.

The Fund's NAV total return of 23.06% outperformed the MLP Benchmark's 17.22% total return(2). The MLP portion of the portfolio outperformed the MLP Benchmark due in part to MLPs with higher than expected earnings and announced acquisition activity. This positive performance was slightly offset by outperforming MLPs that had a larger relative weighting in the index versus the Fund. The non-MLP portion of the portfolio also outperformed the MLP Benchmark. Income was enhanced by writing covered calls on select portfolio positions.

Two important factors affecting the return of the Fund relative to the MLP Benchmark are its accrual for taxes and its use of financial leverage through a line of credit. The Fund has a committed facility agreement with BNP Paribas Prime Brokerage Inc. to a maximum commitment amount of $270,000,000. The Fund uses leverage because its managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, if the prices of securities held by the Fund decline, the changes in common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, if the prices of securities held by the Fund rise, leverage may enhance common share returns. Unlike the Fund, the MLP Benchmarks are not leveraged, nor are the returns net of an accrual for taxes. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK

MLPs continue to play an integral role in the restructuring of more diversified energy conglomerates. This restructuring includes the creation by these more diversified conglomerates of MLP subsidiaries that contain assets such as pipelines and storage terminals. It can also include the divestiture by some parent companies of most or all of their cyclical businesses, which leaves the parent company looking very similar to an old-fashioned pipeline utility company with a large holding in an MLP subsidiary. In our view, these diversified energy conglomerates are restructuring so that their regulated infrastructure assets with predictable cash flows may be better valued by the market. In our opinion, the result is a better financing tool to raise capital for the new energy infrastructure projects related to the rapid growth of North American oil and gas production. This phenomenon is beginning to spread to the power utility industry but instead of spinning out an MLP, diversified power companies are spinning out a regular "C" corporation with a higher dividend payout ratio (relative to earnings). By EIP's count, nine such "Yield-Co's" have been created and EIP expects more will be created.

Calendar year-to-date through November 30, 2014, the MLP asset class has experienced 19 initial public offerings ("IPOs"). In addition, there was secondary financing activity for MLPs during the reporting period as MLPs continued to fund their ongoing investments in new pipelines, processing and storage facilities. During the same period, there have been 59 secondary equity offerings for MLPs, which raised $18.8 billion in proceeds. This compares to $20.3 billion raised in all of 2013. Calendar year-to-date through November 30, 2014, MLPs also found access to the public debt markets, raising $26.9 billion in 28 offerings. This compares to $19.9 billion in calendar year 2013 (Source:
Barclays).

The Fund continues to aim to be invested primarily in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments, and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady dividend obligation, which is meant to be most or all of an energy company's free cash flow.


(2) The MLP Benchmark consists of the following: Alerian MLP Total Return Index (50%) and Wells Fargo Midstream MLP Total Return Index (50%).

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2014

 SHARES/
  UNITS                        DESCRIPTION                            VALUE
----------  ---------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 97.5%

            GAS UTILITIES - 5.7%
   493,181  AmeriGas Partners, L.P. (a)........................  $   22,780,030
   424,784  Suburban Propane Partners, L.P. (a)................      19,115,280
                                                                 --------------
                                                                     41,895,310
                                                                 --------------
            INDEPENDENT POWER AND RENEWABLE ELECTRICITY
               PRODUCERS - 1.1%
   165,700  Brookfield Renewable Energy Partners, L.P. (CAD)...       5,096,344
    76,300  NextEra Energy Partners, L.P. (a)..................       2,884,903
                                                                 --------------
                                                                      7,981,247
                                                                 --------------
            OIL, GAS & CONSUMABLE FUELS - 90.7%
   223,650  Access Midstream Partners, L.P. (a)................      14,018,382
   248,401  Alliance Holdings GP, L.P. (a).....................      16,650,319
   899,944  Alliance Resource Partners, L.P. (a)...............      41,451,421
 1,355,921  Enbridge Energy Partners, L.P. (a).................      50,847,024
   781,758  Energy Transfer Equity, L.P. (a)...................      46,428,608
   552,544  Energy Transfer Partners, L.P. (a).................      36,009,292
 2,123,306  Enterprise Products Partners, L.P. (a).............      79,284,246
   223,500  EQT Midstream Partners, L.P. (a)...................      18,693,540
    25,000  Golar LNG Partners, L.P............................         822,500
    50,000  Hoegh LNG Partners, L.P. (a).......................         920,000
   604,448  Holly Energy Partners, L.P. (a)....................      20,339,675
 1,139,654  Magellan Midstream Partners, L.P. (a)..............      94,465,920
   254,000  MPLX, L.P. (a).....................................      16,868,140
   183,200  Natural Resource Partners, L.P. (a)................       2,187,408
   408,560  NGL Energy Partners, L.P. (a)......................      14,258,744
   136,000  Oiltanking Partners, L.P. (a)......................       6,564,720
   710,740  ONEOK Partners, L.P. (a)...........................      31,329,419
    30,300  Phillips 66 Partners, L.P. (a).....................       1,886,175
   988,382  Plains All American Pipeline, L.P. (a).............      50,852,254
    34,900  Shell Midstream Partners, L.P. (b).................       1,274,548
   567,084  Spectra Energy Partners, L.P. (a)..................      30,605,523
   397,927  TC Pipelines, L.P. (a).............................      28,646,765
   716,909  Teekay LNG Partners, L.P. (a)......................      25,823,062
   199,526  TransMontaigne Partners, L.P. (a)..................       7,364,505
   601,155  Williams Partners, L.P. (a)........................      31,103,760
                                                                 --------------
                                                                    668,695,950
                                                                 --------------
            TOTAL MASTER LIMITED PARTNERSHIPS..................     718,572,507
            (Cost $301,330,468)                                  --------------

COMMON STOCKS - 61.1%

            ELECTRIC UTILITIES - 8.1%
   102,100  Emera, Inc. (CAD)..................................       3,497,383
    84,500  Exelon Corp........................................       3,056,365
   661,200  ITC Holdings Corp. (a).............................      25,118,988
    69,600  NextEra Energy, Inc................................       7,265,544
   175,000  Northeast Utilities................................       8,862,000
   257,600  NRG Yield, Inc., Class A (a).......................      12,207,664
                                                                 --------------
                                                                     60,007,944
                                                                 --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2014

 SHARES/
  UNITS                        DESCRIPTION                            VALUE
----------  ---------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

            GAS UTILITIES - 3.1%
    73,300  Atmos Energy Corp. (a).............................  $    3,936,210
    10,450  Laclede Group, Inc.................................         530,128
   130,000  Questar Corp.......................................       3,118,700
    50,000  South Jersey Industries, Inc. (a)..................       2,854,000
   319,545  UGI Corp...........................................      12,050,042
                                                                 --------------
                                                                     22,489,080
                                                                 --------------
            INDEPENDENT POWER AND RENEWABLE ELECTRICITY
               PRODUCERS - 0.6%
   165,000  Pattern Energy Group, Inc. (a).....................       4,377,450
                                                                 --------------
            MULTI-UTILITIES - 7.6%
   246,743  Dominion Resources, Inc............................      17,901,205
    12,700  National Grid PLC, ADR.............................         922,020
   485,700  NiSource, Inc......................................      20,321,688
   125,000  Public Service Enterprise Group, Inc...............       5,222,500
    66,600  Sempra Energy......................................       7,441,218
    90,000  Wisconsin Energy Corp..............................       4,446,000
                                                                 --------------
                                                                     56,254,631
                                                                 --------------
            OIL, GAS & CONSUMABLE FUELS - 41.3%
   300,336  Enbridge Energy Management, LLC (a) (c)............      10,932,230
   251,700  Enbridge Income Fund Holdings, Inc. (CAD)..........       6,539,578
   291,930  Enbridge, Inc......................................      13,422,941
   200,000  Inter Pipeline, Ltd. (CAD).........................       5,731,526
   177,480  Keyera Corp. (CAD).................................      13,361,830
 4,112,758  Kinder Morgan, Inc.................................     170,062,533
   299,000  Pembina Pipeline Corp. (CAD).......................      10,375,444
   262,750  Spectra Energy Corp................................       9,952,970
   469,091  TransCanada Corp...................................      22,591,423
   803,173  Williams (The) Cos., Inc...........................      41,564,203
                                                                 --------------
                                                                    304,534,678
                                                                 --------------
            REAL ESTATE INVESTMENT TRUSTS - 0.4%
   422,512  CorEnergy Infrastructure Trust.....................       2,818,155
                                                                 --------------
            TOTAL COMMON STOCKS................................     450,481,938
            (Cost $334,610,918)                                  --------------

            TOTAL INVESTMENTS - 158.6%.........................   1,169,054,445
            (Cost $635,941,386) (d)                              --------------


NUMBER OF
CONTRACTS                       DESCRIPTION                          VALUE
----------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.4%)

            Dominion Resources, Inc. Calls
     1,400  @ $72.50 due December 2014.........................        (156,800)
       800  @  75.00 due December 2014.........................         (12,000)
       200  @  75.00 due January 2015..........................         (15,000)
                                                                 --------------
                                                                       (183,800)
                                                                 --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2014

NUMBER OF
CONTRACTS                       DESCRIPTION                          VALUE
----------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN (CONTINUED)

            Enbridge, Inc. Calls
       600  @ $50.00 due January 2015..........................  $      (15,000)
     2,300  @  50.00 due April 2015............................        (270,250)
                                                                 --------------
                                                                       (285,250)
                                                                 --------------
            ITC Holdings Corp. Call
       500  @  40.00 due February 2015.........................         (65,000)
                                                                 --------------

            Kinder Morgan, Inc. Calls
     1,000  @  42.50 due March 2015............................        (115,000)
     1,500  @  45.00 due March 2015............................         (85,500)
                                                                 --------------
                                                                       (200,500)
                                                                 --------------
            NextEra Energy, Inc. Calls
       196  @  97.50 due December 2014.........................        (138,180)
       500  @  105.00 due December 2014........................         (75,000)
                                                                 --------------
                                                                       (213,180)
                                                                 --------------
            NiSource, Inc. Calls
     1,900  @  41.00 due January 2015..........................        (302,100)
     1,200  @  42.00 due January 2015..........................        (108,000)
     1,200  @  44.00 due January 2015..........................         (30,000)
                                                                 --------------
                                                                       (440,100)
                                                                 --------------
            Northeast Utilities Calls
       700  @  50.00 due January 2015..........................         (70,000)
       650  @  50.00 due April 2015............................        (190,125)
                                                                 --------------
                                                                       (260,125)
                                                                 --------------
            Public Service Enterprise Group, Inc. Call
     1,200  @  40.00 due March 2015............................        (306,000)
                                                                 --------------

            Questar Corp. Calls
       600  @  25.00 due January 2015..........................         (10,500)
       700  @  26.00 due January 2015 (e)......................         (14,000)
                                                                 --------------
                                                                        (24,500)
                                                                 --------------

            Sempra Energy Call
       500  @  115.00 due January 2015.........................         (55,000)
                                                                 --------------

            Spectra Energy Corp. Call
     1,800  @  42.00 due January 2015..........................         (19,800)
                                                                 --------------

            UGI Corp. Call
     2,130  @  36.67 due January 2015 (e)......................        (591,075)
                                                                 --------------

            Williams (The) Cos., Inc. Calls
     1,520  @  62.50 due December 2014.........................          (6,080)
     1,530  @  60.00 due January 2015..........................         (22,950)
     2,266  @  62.50 due January 2015..........................         (11,330)
     1,000  @  62.50 due February 2015.........................         (39,000)
                                                                 --------------
                                                                        (79,360)
                                                                 --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2014

NUMBER OF
CONTRACTS                       DESCRIPTION                          VALUE
----------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN (CONTINUED)

            Wisconsin Energy Corp. Calls
       503  @ $50.00 due December 2014.........................  $      (28,923)
       397  @  50.00 due January 2015..........................         (41,685)
                                                                 --------------
                                                                        (70,608)
                                                                 --------------

            TOTAL CALL OPTIONS WRITTEN.........................      (2,794,298)
            (Premiums received $1,953,421)                       --------------

            OUTSTANDING LOAN - (33.6%).........................    (248,000,000)
            NET OTHER ASSETS AND LIABILITIES - (24.6%).........    (181,125,570)
                                                                 --------------
            NET ASSETS - 100.0%................................  $  737,134,577
                                                                 ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Non-income producing security.

(c) Non-income producing security which pays in-kind ("PIK") distributions. For the year ended November 30, 2014, the Fund received 20,056 PIK shares of Enbridge Energy Management, LLC.

(d) Aggregate cost for federal income tax purposes is $576,206,478. As of November 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $594,443,607 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,595,640.

(e) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2014, the securities noted as such are valued at $(605,075) or (0.08)% of net assets.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                          VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                              11/30/2014         PRICES           INPUTS           INPUTS
--------------------------------------------------     --------------   --------------   --------------   --------------
Master Limited Partnerships*....................       $  718,572,507   $  718,572,507   $           --   $           --
Common Stocks*..................................          450,481,938      450,481,938               --               --
                                                       --------------   --------------   --------------   --------------
Total Investments...............................       $1,169,054,445   $1,169,054,445   $           --   $           --
                                                       ==============   ==============   ==============   ==============


                                                   LIABILITIES TABLE
                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                          VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                         11/30/2014         PRICES           INPUTS           INPUTS
                                                       --------------   --------------   --------------   --------------
Call Options Written............................       $   (2,794,298)  $   (2,189,223)  $     (605,075)  $           --
                                                       ==============   ==============   ==============   ==============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2014.


Page 8                  See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2014

ASSETS:
Investments, at value
   (Cost $635,941,386)......................................................    $1,169,054,445
Cash........................................................................        59,126,695
Receivables:
      Investment securities sold............................................         6,198,164
      Dividends.............................................................           966,744
      Interest..............................................................               173
Prepaid expenses............................................................            14,137
                                                                                --------------
   Total Assets.............................................................     1,235,360,358
                                                                                --------------
LIABILITIES:
Outstanding loan............................................................       248,000,000
Deferred income taxes.......................................................       212,296,124
Options written, at value (Premiums received $1,953,421)....................         2,794,298
Payables:
      Income taxes..........................................................        22,804,278
      Investment securities purchased.......................................        11,116,298
      Investment advisory fees..............................................           818,202
      Administrative fees...................................................           132,621
      Audit and tax fees....................................................            99,000
      Interest and fees on loan.............................................            65,498
      Custodian fees........................................................            35,772
      Printing fees.........................................................            35,185
      Legal fees............................................................            15,197
      Transfer agent fees...................................................             5,287
      Trustee's fees and expenses...........................................             4,546
      Financial reporting fees..............................................               771
Other liabilities...........................................................             2,704
                                                                                --------------
   Total Liabilities........................................................       498,225,781
                                                                                --------------
NET ASSETS..................................................................    $  737,134,577
                                                                                --------------
NET ASSETS CONSIST OF:
Paid-in capital.............................................................    $  414,105,774
Par value...................................................................           193,552
Accumulated net investment income (loss), net of income taxes...............      (20,679,083)
Accumulated net realized gain (loss) on investments, written options and
   foreign currency transactions, net of income taxes.......................        (1,469,263)
Net unrealized appreciation (depreciation) on investments, written options
   and foreign currency translation, net of income taxes....................       344,983,597
                                                                                --------------
NET ASSETS..................................................................    $  737,134,577
                                                                                --------------
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)........    $        38.08
                                                                                --------------
Number of Common Shares outstanding (unlimited number of Common Shares has
   been authorized).........................................................        19,355,214
                                                                                ==============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $442,532)........................    $  13,147,060
Interest......................................................................            2,382
                                                                                  -------------
   Total investment income....................................................       13,149,442
                                                                                  -------------
EXPENSES:
Investment advisory fees......................................................        9,177,483
Interest and fees on loan.....................................................        4,640,962
Administrative fees...........................................................          727,240
Printing fees.................................................................          129,779
Audit and tax fees............................................................          119,996
Custodian fees................................................................          112,558
Shelf offering costs..........................................................           84,166
Transfer agent fees...........................................................           35,303
Legal fees....................................................................           30,543
Trustees' fees and expenses...................................................           27,390
Financial reporting fees......................................................            9,250
Franchise tax.................................................................       (1,032,416)
Other.........................................................................          145,440
                                                                                  -------------
   Total expenses.............................................................       14,207,694
                                                                                  -------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES.....................................       (1,058,252)
                                                                                  -------------
   Current state income tax benefit (expense)....................   (1,726,662)
   Current federal income tax benefit (expense)..................  (22,002,674)
   Deferred federal income tax benefit (expense).................   23,596,720
   Deferred state income tax benefit (expense)...................      517,093
                                                                   -----------
   Total income tax benefit (expense).........................................          384,477
                                                                                  -------------
NET INVESTMENT INCOME (LOSS)..................................................         (673,775)
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments................................................................       88,323,119
   Written options............................................................       (3,334,809)
   Foreign currency transactions..............................................          (16,738)
                                                                                  -------------
Net realized gain (loss) before taxes.........................................       84,971,572
                                                                                  -------------
Deferred federal income tax benefit (expense)....................  (30,479,434)
Deferred state income tax benefit (expense)......................   (1,101,649)
                                                                   -----------
    Total income tax benefit (expense)........................................      (31,581,083)
                                                                                  -------------
Net realized gain (loss) on investments, written options and foreign currency
   transactions...............................................................       53,390,489
                                                                                  -------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments................................................................      137,520,009
   Written options............................................................       (1,135,610)
   Foreign currency translation...............................................            2,288
                                                                                  -------------
Net change in unrealized appreciation (depreciation) before taxes.............      136,386,687
                                                                                  -------------
   Deferred federal income tax benefits (expense)................  (45,932,391)
   Deferred state income tax benefits (expense)..................   (1,733,847)
                                                                   -----------
   Total income tax benefit (expense).........................................      (47,666,238)
                                                                                  -------------
Net change in unrealized appreciation (depreciation) on investments, written options and foreign

   currency translation.......................................................       88,720,449
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................      142,110,938
                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............    $ 141,437,163
                                                                                  -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR              YEAR
                                                                                            ENDED             ENDED
                                                                                         11/30/2014        11/30/2013
                                                                                        -------------     -------------
OPERATIONS:
Net investment income (loss).........................................................   $    (673,775)    $  (2,471,916)
Net realized gain (loss).............................................................      53,390,489        22,459,085
Net change in unrealized appreciation (depreciation).................................      88,720,449        79,575,106
                                                                                        -------------     -------------
Net increase (decrease) in net assets resulting from operations......................     141,437,163        99,562,275
                                                                                        -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain....................................................................     (41,613,710)      (28,639,331)
Return of capital....................................................................              --        (8,528,464)
                                                                                        -------------     -------------
Total distributions to shareholders..................................................    (41,613,710)     (37,167,795)
                                                                                        -------------     -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings.............................              --        92,870,400
Proceeds from Common Shares reinvested...............................................              --           661,890
Offering costs.......................................................................              --          (165,000)
                                                                                        -------------     -------------
Net increase (decrease) in net assets resulting from capital transactions............              --        93,367,290
                                                                                        -------------     -------------
Total increase (decrease) in net assets..............................................      99,823,453       155,761,770

NET ASSETS:
Beginning of period..................................................................     637,311,124       481,549,354
                                                                                        -------------     -------------
End of period........................................................................   $ 737,134,577     $ 637,311,124
                                                                                        -------------     -------------
Accumulated net investment income (loss), net of income taxes........................   $ (20,679,083)    $ (20,005,308)
                                                                                        -------------     -------------

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.................................................      19,355,214        16,534,978
Common Shares sold through shelf offerings...........................................              --         2,800,000
Common Shares issued as reinvestment under the Dividend Reinvestment Plan............              --            20,236
                                                                                        -------------     -------------
Common Shares at end of period.......................................................      19,355,214        19,355,214
                                                                                        =============     =============


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ............    $   141,437,163
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments...............................................       (240,462,681)
     Sales, maturities and paydowns of investments..........................        233,794,673
     Proceeds from written options..........................................          6,923,834
     Amount paid to close written options...................................         (7,817,760)
     Return of capital received from investment in MLPs.....................         35,258,866
     Net realized gain/loss on investments and written options..............        (84,988,310)
     Net change in unrealized appreciation/depreciation on investments
       and written options..................................................       (136,384,399)
CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable........................................               (173)
     Increase in dividends receivable.......................................           (379,926)
     Decrease in prepaid expenses...........................................            238,873
     Decrease in other assets...............................................              1,848
     Increase in interest and fees on loan payable..........................             14,877
     Increase in income tax payable.........................................         22,139,751
     Increase in investment advisory fees payable...........................            129,600
     Decrease in audit and tax fees payable.................................            (10,000)
     Decrease in legal fees payable.........................................             (9,543)
     Increase in printing fees payable......................................              1,295
     Increase in administrative fees payable................................             76,553
     Decrease in custodian fees payable.....................................            (17,581)
     Increase in transfer agent fees payable................................              2,173
     Decrease in Trustees' fees and expenses payable........................               (928)
     Increase in deferred income tax payable................................         55,133,613
     Decrease in other liabilities..........................................               (184)
                                                                                ---------------
CASH PROVIDED BY OPERATING ACTIVITIES.......................................                            $    25,081,634
                                                                                                        ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net realized gain.........             (41,613,710)
   Offering costs......................................................                (110,320)
   Proceeds from borrowing.............................................              42,600,000
                                                                                ---------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES............................                                         875,970
                                                                                                        ---------------
Increase in cash (a)...................................................                                      25,957,604
Cash and foreign currency at beginning of period.......................                                      33,169,091
                                                                                                        ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD.............................                                 $    59,126,695
                                                                                                        ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees......................                                 $     4,626,085
                                                                                                        ===============
Cash paid during the period for taxes..................................                                 $       557,064
                                                                                                        ===============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,288.


Page 12                 See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                   ENDED            ENDED            ENDED            ENDED            ENDED
                                                11/30/2014       11/30/2013       11/30/2012        11/30/2011      11/30/2010
                                               -------------    -------------    -------------    -------------    -------------
Net asset value, beginning of period            $     32.93      $     29.12      $     27.31      $     25.95      $     20.20
                                                -----------      -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                      (0.03)           (0.14)           (0.07)           (0.25)           (0.07)
Net realized and unrealized gain (loss)                7.33             6.01             3.70             3.45 (b)         7.51
                                                -----------      -----------      -----------      -----------      -----------
Total from investment operations                       7.30             5.87             3.63             3.20             7.44
                                                -----------      -----------      -----------      -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain                                     (2.15)           (1.60)           (1.64)           (0.68)           (0.27)
Return of capital                                        --            (0.47)           (0.32)           (1.19)           (1.52)
                                                -----------      -----------      -----------      -----------      -----------
Total distributions to Common Shareholders            (2.15)           (2.07)           (1.96)           (1.87)           (1.79)
                                                -----------      -----------      -----------      -----------      -----------
Premiums from shares sold in Common
   Share offering                                        --             0.01             0.14             0.03             0.10
                                                -----------      -----------      -----------      -----------      -----------
Net asset value, end of period                  $     38.08      $     32.93      $     29.12      $     27.31      $     25.95
                                                ===========      ===========      ===========      ===========      ===========
Market value, end of period                     $     35.47      $     32.38      $     30.69      $     27.45      $     26.30
                                                ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (c)             23.06%           20.41%           14.01%           12.61% (d)       38.65%
                                                ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON MARKET VALUE (c)                16.57%           12.34%           19.50%           11.73%           27.29%
                                                ===========      ===========      ===========      ===========      ===========

--------------------

Net assets, end of period (in 000's)            $   737,135      $   637,311      $   481,549      $   385,326      $   291,189
Portfolio turnover rate                                  21%              25%              26%              16%              20%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income
   taxes (e)                                          13.34%           11.34%            9.49%            8.70%           20.24%
Excluding current and deferred income taxes            2.04%            1.85%            2.25%            2.41%            2.71%
Excluding current and deferred income taxes
   and interest expense                                1.37%            1.41%            1.79%            1.91%            1.98%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio before
   tax expenses                                       (0.15)%          (0.64)%          (0.36)%          (1.40)%          (0.47)%
Net investment income (loss) ratio including
   tax expenses (e)                                  (11.46)%         (10.12)%          (7.59)%          (7.69)%         (17.99)%
SENIOR SECURITIES:
Total loan outstanding (in 000's)               $   248,000      $   205,400      $   170,400      $   137,900      $    90,000
Asset coverage per $1,000 senior
   indebtedness (f)                             $     3,972      $     4,103      $     3,826      $     3,794      $     4,235

-----------------------------

(a)   Based on average shares outstanding.

(b)   Reimbursement from the Sub-Advisor represents less than $0.01.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) During the year ended November 30, 2011, the Sub-Advisor reimbursed the Fund $74,357 in connection with a trade error. The reimbursement received from the Sub-Advisor had no effect on the Fund's total return for Common Shares.

(e) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2014


                                1. ORGANIZATION

First Trust Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE MKT.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Securities traded in the over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2014

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2014, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write
(sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2014

the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes, on Fund taxable income. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $41,613,710 paid during the year ended November 30, 2014, are anticipated to be characterized as taxable dividends for federal income tax purposes. The amounts may be eligible to be taxed as qualified dividend income at the reduced capital gains tax rates, subject to shareholder holding period requirements. However, the ultimate determination of the character of the distributions will be made after the 2014 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

E. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2014, distributions of $39,622,608 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2014

The Fund's provision for income taxes consists of the following:


Current federal income tax benefit (expense)......  $   (22,002,674)
Current state income tax benefit (expense)........       (1,726,662)
Current foreign income tax benefit (expense)......               --
Deferred federal income tax benefit (expense).....      (52,815,105)
Deferred state income tax benefit (expense).......       (2,318,403)
                                                    ---------------
Total income tax benefit (expense)................  $   (78,862,844)
                                                    ===============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund's 2014 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2014 are as follows:

Deferred tax assets:
Federal net operating loss........................  $            --
State net operating loss..........................        1,657,656
State income taxes                                        2,689,867
Capital loss carryforward                                        --
Other                                                       203,764
                                                    ---------------
Total deferred tax assets.........................        4,551,287
Less: valuation allowance.........................       (1,657,656)
                                                    ---------------
Net deferred tax assets...........................  $     2,893,631
                                                    ===============
Deferred tax liabilities:
Unrealized gains on investment securities.........  $  (215,189,755)
                                                    ---------------
Total deferred tax liabilities....................     (215,189,755)
                                                    ---------------
Total net deferred tax liabilities................  $  (212,296,124)
                                                    ===============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..........  $    77,105,002
State income taxes, net...........................        2,504,359
Change in valuation allowance.....................          240,883
Other.............................................         (987,400)
                                                    ---------------
Total.............................................  $    78,862,844
                                                    ===============

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of November 30, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

G. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on investments" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2014


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, as of March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest is non-voting and does not share in the profits or losses of EIP. EIP may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to EIP up to 50% of its preferred interest on or after September 25, 2015, and any or all of its preferred interest after March 27, 2017.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended November 30, 2014, were $250,443,384 and $239,992,837, respectively.

                          5. DERIVATIVES TRANSACTIONS

Written option activity for the Fund was as follows:

                                                    NUMBER
                                                      OF
WRITTEN OPTIONS                                    CONTRACTS       PREMIUMS
-----------------------------------------------------------------------------
Options outstanding at November 30, 2013.........     35,777     $  2,009,237
Options Written..................................    109,664        6,923,834
Options Expired..................................    (47,430)      (2,601,472)
Options Exercised................................    (35,488)      (2,496,698)
Options Closed...................................    (33,731)      (1,881,480)
                                                   ---------     ------------
Options outstanding at November 30, 2014.........     28,792     $  1,953,421
                                                   =========     ============

The following table presents the types of derivatives held by the Fund at November 30, 2014, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                           ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                 -------------------------------------   ----------------------------------------
   DERIVATIVE         RISK       STATEMENT OF ASSETS AND                 STATEMENT OF ASSETS AND
   INSTRUMENT       EXPOSURE      LIABILITIES LOCATION     FAIR VALUE     LIABILITIES LOCATION        FAIR VALUE
----------------  ------------   ----------------------   ------------   -------------------------   ------------
Written Options   Equity Risk              --                  --        Options written, at value    $2,794,298

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2014

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended November 30, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-----------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) before taxes on written options   $ (3,334,809)
Net change in unrealized appreciation (depreciation)
   before taxes on written options                           (1,135,610)

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund entered into a committed facility agreement (the "Committed Facility Agreement") with BNP Paribas Prime Brokerage Inc. ("BNP"). Effective June 12, 2014, the maximum commitment amount was increased from $230,000,000 to $270,000,000 and the commitment fee was changed so that it will be waived on any day on which the drawn amount is 80% or more of the maximum commitment amount. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Committed Facility Agreement except upon 180 calendar days' prior notice. The borrowing rate on the floating rate financing amount is equal to the 1-month LIBOR plus 70 basis points. Effective July 24, 2013, $52,500,000 of the commitment was converted to fixed-rate financing of 3.38% for a ten year period and on October 8, 2013 an additional $50,200,000 of the commitment was converted to fixed-rate financing of 3.38% for a ten year period.

The average amount outstanding for the year ended November 30, 2014 was $220,360,548, with a weighted average interest rate of 2.03%. As of November 30, 2014, the Fund had outstanding borrowings of $248,000,000 under the Committed Facility Agreement. On the floating rate financing amount, the high and low annual interest rates for the year ended November 30, 2014 were 0.87% and 0.85%, respectively. The weighted average interest rate at November 30, 2014 was 1.90%.

                           7. COMMON SHARE OFFERINGS

The Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, Morgan Stanley & Co., Citigroup Global Markets, Inc. and RBC Capital Markets, LLC and other underwriters on April 30, 2013 pursuant to which 2,800,000 Common Shares were sold.

Offering costs for the year ended November 30, 2013 of $165,000 related to the issuance of the Common Shares in the offering were charged to paid-in capital when the shares were issued. The Fund used the net proceeds from the sales of the Common Shares in accordance with its investment objective and policies. Transactions for the year ended November 30, 2013 related to the public offering are as follows:

                             COMMON                                                   NET PROCEEDS
                             SHARES        NET PROCEEDS      NET ASSET VALUE           RECEIVED IN
                              SOLD           RECEIVED         OF SHARES SOLD    EXCESS OF NET ASSET VALUE
                            ---------      -------------     ----------------   -------------------------
                            2,800,000      $  92,705,400      $  92,598,368           $      107,032


For the year ended November 30, 2014, there were no public offerings.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         9. INDUSTRY CONCENTRATION RISK

Under normal market conditions the Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities and at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On January 12, 2015, the Fund declared a distribution of $0.55 per share to Common Shareholders of record on January 26, 2015, payable January 30, 2015.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENERGY INCOME AND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Energy Income and Growth Fund (the "Fund"), including the portfolio of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Energy Income and Growth Fund as of November 30, 2014, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 22, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2014 (UNAUDITED)


                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 23, 2014 (the "Annual Meeting"). At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast in favor of Mr. Keith was 16,329,453, the number of votes against was 392,359 and the number of broker non-votes was 2,633,402. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

DERIVATIVES RISK: The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards and combinations thereof and related derivatives. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The Fund's ability to successfully use hedging and interest rate derivative transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

INDUSTRY CONCENTRATION RISK: Under normal market conditions the Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities and at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2014 (UNAUDITED)

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Energy Income and Growth Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), at a meeting held on June 8-9, 2014. The Board of Trustees determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2014 (UNAUDITED)

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. At the meeting, the Board received a presentation from representatives of the Sub-Advisor, including the portfolio managers, discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to three other closed-end funds and one actively managed exchange-traded fund ("ETF") sub-advised by the Sub-Advisor and certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end funds sub-advised by the Sub-Advisor and a lower advisory fee rate to the actively managed ETF and the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board noted that the Sub-Advisor provides sub-advisory services to the other closed-end funds and the actively managed ETF noted above and that the sub-advisory fee rate for the other closed-end funds is the same as that received from the Advisor for the Fund. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is generally lower than the fee rate charged by the Sub-Advisor to other similar clients. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage which have different costs associated with them or may use no leverage; and (iii) most peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. The Board noted that Lipper changed the category in which it classified the Fund from Sector Equity Funds to Natural Resources Funds between 2013 and 2014. The Board also noted that certain one-time expenses related to registration and offering of additional common shares paid by the Fund in 2013 affected the Fund's expense ratio relative to its peers. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was equal to the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 31, 2014 and information provided by the Advisor on the Fund's leverage, including that leverage was accretive to the Fund's total return in 2013. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2013, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2014 (UNAUDITED)

with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board considered the ownership interest of an affiliate of the Advisor in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in infrastructure and personnel. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of the Advisor's affiliate in the Sub-Advisor.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2014 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                              FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS             OVERSEEN BY       DURING PAST
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o Three-Year Term   Physician; President, Wheaton Orthopedics;     114         None
c/o First Trust Advisors L.P.                          Limited Partner, Gundersen Real Estate
120 East Liberty Drive,            o Since Fund        Limited Partnership; Member Sportsmed
  Suite 400                          Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee          o Three-Year Term   President (March 2010 to Present), Senior      114         Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer                 Investor Services,
120 East Liberty Drive,            o Since Fund        (May 2007 to March 2010), ADM Investor                     Inc. and ADM
  Suite 400                          Inception         Services, Inc. (Futures Commission Merchant)               Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee           o Three-Year Term   President (2003 to Present), Hibs              114         Director of Trust
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                      Company of
120 East Liberty Drive,            o Since June 2006   Consulting)                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee           o Three-Year Term   Managing Director and Chief Operating          114         Director of
c/o First Trust Advisors L.P.                          Officer (January 2015 to Present), Pelita                  Covenant
120 East Liberty Drive,            o Since Fund        Harapan Educational Foundation (Educational                Transport, Inc.
  Suite 400                          Inception         Products and Services); President and Chief                (May 2003 to
Wheaton, IL 60187                                      Executive Officer (June 2012 to September                  May 2014)
D.O.B.: 03/54                                          2014), Servant Interactive LLC (Educational
                                                       Products and Services); President and Chief
                                                       Executive Officer (June 2012 to September
                                                       2014), Dew Learning LLC (Educational
                                                       Products and Services); President (June 2002
                                                       to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and     o Three-Year Term   Chief Executive Officer (December 2010         114         None
Chairman of the Board                                  to Present), President (until December
120 East Liberty Drive,            o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                          Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                      Board of Directors, BondWave LLC
D.O.B.: 09/55                                          (Software Development Company/
                                                       Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a Trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as Trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as Trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2014 (UNAUDITED)

   NAME, ADDRESS       POSITION AND OFFICES           TERM OF OFFICE AND                   PRINCIPAL OCCUPATIONS
 AND DATE OF BIRTH           WITH FUND                LENGTH OF SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and                o Indefinite Term          Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Chief Executive Officer                                 and Chief Financial Officer, First Trust Advisors
   Suite 400                                        o Since January 2012       L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)


James M. Dykas         Treasurer,                   o Indefinite Term          Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Chief Financial Officer and                             President (April 2007 to Present), First
   Suite 400           Chief Accounting Officer     o Since January 2012       Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine       Secretary and Chief          o Indefinite Term          General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,  Legal Officer                                           First Trust Portfolios L.P.; Secretary and
   Suite 400                                        o Since Fund Inception     General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                                              Development Company/Investment Advisor);
D.O.B.: 05/60                                                                  Secretary of Stonebridge Advisors LLC
                                                                               (Investment Advisor)


Daniel J. Lindquist    Vice President               o Indefinite Term          Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to
   Suite 400                                        o Since December 2005      July 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                              First Trust Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher        Chief Compliance Officer     o Indefinite Term          Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,  and Assistant Secretary                                 and First Trust Portfolios L.P.
   Suite 400                                        o Chief Compliance Officer
Wheaton, IL 60187                                     Since January 2011
D.O.B.: 12/66
                                                    o Assistant Secretary since
                                                      Fund Inception

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2014 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $122,000 for the fiscal year ended November 30, 2013, and for $57,000 the fiscal year ended November 30, 2014.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013, and $0 for the fiscal year ended November 30, 2014.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2013, and $0 for the fiscal year ended November 30, 2014.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $72,000 for the fiscal year ended November 30, 2013, and $70,000 for the fiscal year ended November 30, 2014. These fees were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2013, and $0 for the fiscal year ended November 30, 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2013 and $0 for the fiscal year ended November 30, 2014.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2013, and $0 for the fiscal year ended November 30, 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2013, were $72,000 for the registrant and $3,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2014, were $70,000 for the registrant and $43,500 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are:
Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND PROCEDURES

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

      o     ensuring that proxies are voted in the best interest of clients;

      o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

      o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

      o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

                 ENGAGEMENT OF RISKMETRICS GROUP

      With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. ("ISS"), formerly known as ISS, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

                     CONFLICTS OF INTEREST IN PROXY VOTING

      There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

      EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RiskMetrics, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with RiskMetrics's own pre-existing proxy voting guidelines.

DISCLOSURE ON HOW PROXIES WERE VOTED

EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

                                PROXY MATERIALS

      EIP personnel will instruct custodians to forward to RiskMetrics all proxy materials received on securities held in EIP client accounts.

                                  LIMITATIONS

      In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

      *Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

      *Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

      *Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

                              OVERSIGHT OF POLICY

      The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

                            RECORDKEEPING ON PROXIES

      In it the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

      o     a copy of EIP's proxy voting policies and procedures;

      o a copy of all proxy statements received on securities in client accounts (EIP may rely on RiskMetrics or the SEC's EDGAR system to satisfy this requirement);

      o a record of each vote cast on behalf of a client (EIP relies on RiskMetrics to satisfy this requirement);

      o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

      o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

      o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

      The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

      For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of February 4, 2015.

James Murchie, Chief Executive Officer and Founder of Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the registrant's portfolio. Both portfolio managers have served in such capacity for the Fund for 80 months.

JAMES J. MURCHIE
Founder and CEO of Energy Income Partners, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent eight years at British Petroleum in seven operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
Principal of Energy Income Partners, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Information provided as of November 30, 2014.

------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                                                                                                    Total Assets for which
                                             Total # of                     # of Accounts Managed   Advisory Fee is Based
   Name of Portfolio          Type of         Accounts      Total Assets   for which Advisory Fee       on Performance
 Manager or Team Member      Accounts*         Managed       (millions)    is Based on Performance        (millions)
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
    1. James Murchie         Registered           8           $4,585.6                0                       $0
                             Investment
                             Companies:
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3            $197.7                 3                     $197.7
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:       2,073         $1,123.7                1                      $5.3
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                             Registered
                             Investment
       2. Eva Pao            Companies:           8           $4,585.6                0                       $0
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3            $197.7                 3                     $197.7
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:       2,073         $1,123.7                1                      $5.3
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------


      *Examples for Types of Accounts:

      Other Registered Investment Companies: Any investment vehicle which is registered with the SEC, such as mutual funds of registered hedge funds.

      Other Pooled Investment Vehicles: Any unregistered account for which investor assets are pooled together, such as an unregistered hedge fund.

      Other Accounts: Any accounts managed not covered by the other two categories, such as privately managed accounts.

      Total Assets: $985.9 (as of 11-30-14)

POTENTIAL CONFLICTS OF INTERESTS

      Besides the Funds, the Energy Income Partners, LLC ("EIP") also serves as a sub-advisor to two closed-end management investment companies other than the Funds, an actively managed exchange-traded fund (ETF), a sleeve of an ETF and a sleeve of a series of a variable insurance trust. EIP also serves as investment advisor to an open-end privately offered management investment company, and to three private investment funds (the "Private Funds"). These three Private Funds charge a performance fee. In addition, EIP advises separately managed accounts, one of which has a performance fee, and provides its model portfolio to unified managed accounts.

      EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

      An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

      Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees ("EIP Funds") have a financial interest, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of November 30, 2014.

The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP based on their EIP ownership. EIP's profits are based on the assets under management and performance. While a portion of the portfolio managers' compensation is tied to the performance through performance fees earned through the Private Funds' performance, the portfolio managers are not incentivized to take undue risk in circumstances when the Private Funds' performance lags because their performance fee structures may sometimes have a high watermark or are subject to a hurdle rate. Moreover, the portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its clients, including the Funds, other funds and managed accounts.

The compensation of the EIP team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through a competitive compensation package.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2014.

                                                 Dollar Range of Fund Shares
        Name                                  Beneficially Owned
        ----------------                      ----------------------------
        James Murchie                         $100,000 to 500,000
        Eva Pao                               $0

(B)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Energy Income and Growth Fund
             -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 22, 2015
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 22, 2015
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 22, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.